UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549

                            FORM 8-K
                         CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
                              1934


Date of Report (Date of earliest event reported):January 30, 1996



               AMERICAN INDUSTRIAL PROPERTIES REIT
     (Exact name of Registrant as specified in its charter)


  Texas                      1-9016              75-6335572
State or other jurisdiction   (Commission     (IRS Employer
  of incorporation)      File Number)         Identification No.)


6220 North Beltline Road,  Suite 205
Irving, Texas                                75063-2656
(Address of principal executive offices)       (Zip code)


                         (214) 550-6053
      (Registrant's telephone number, including area code)








Item 5.  Other Events

      On January 30, 1996, Paul O. Koether and Pure World, Inc. ("Defendants") filed an answer, counterclaims and a third party complaint in response to the lawsuit filed by the Trust against the Defendants on January 8, 1996 alleging fraud and violations of federal and state securities laws. The third party complaint was filed against the Trust Managers of the Trust, Charles W. Wolcott and William H. Bricker. In their filing, Defendants ask, among other things, that certain Bylaw amendments be stricken, that the court issue an injunction until an additional independent Trust Manager is appointed, that a receiver be appointed for the assets and business of the Trust, and that the Trust recover certain funds from Messrs. Bricker and Wolcott.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

     (c)   Exhibits

                     99.1  Defendant's  Answer  and  Pure  World,
               Inc.'s Counterclaims and Third Party Complaint and
               Jury Demand




                           SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              AMERICAN INDUSTRIAL PROPERTIES REIT


                                   /s/   Charles W. Wolcott
                              Charles W. Wolcott
                              President and Chief Executive
                              Officer


DATE:      February 6, 1996






                        Index to Exhibits


Sequentially
Exhibit No.         Description
Numbered Page

  *99.1                  Defendant's Answer, Counterclaims and
                 Third Party Complaint                 5





____________
   * Filed herewith.